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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 22, 1999, except as to Note 13 for which the date is May 17, 2000, relating to the financial statements of Network Engines, Inc., which appears in Network Engines, Inc.'s Registration Statement on Form S-1 (File No. 333-34286).


                                                 /s/  PricewaterhouseCoopers LLP

                                                 PricewaterhouseCoopers LLP


Boston, Massachusetts
November 15, 2000